UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2020 (April 1, 2020)

Frontier FundS

FRONTIER BALANCED FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

Effective April 1, 2020, Frontier Fund Management, the managing owner of the Registrant, removed Landmark Trading Company (“Landmark Trading”), a non-major commodity trading advisor for the Frontier Balanced Fund. Landmark Trading was accessed through the Galaxy Plus Managed Account platform.

Effective April 1, 2020, Frontier Fund Management, the managing owner of the Registrant determined Doherty Advisors, LLC (“Doherty”) would no longer be classified as a non-major commodity trading advisor and/or a non-major reference program of the Frontier Balanced Fund. As such, Doherty is eligible to manage greater than 10% of the assets allocable to the Frontier Balanced Fund units through a trading company or Frontier Balanced Fund may commit more than 10% of its allocable assets to initial margin to obtain exposure to reference funds managed by such advisor.

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Balanced Fund are:

●	Aspect Capital Limited

●	Crabel Capital Management, LLC

●	Doherty Advisors, LLC

●	Fort, LP

●	H2O AM LLP

●	Quantitative Investment Management, LLC

●	Quest Partners, LLC

●	Welton Investment Partners, LLC

●	Wimmer Horizon, LLP

As a result of the removal of Landmark Trading, the managing owner has made the following allocation adjustments to Frontier Balanced Fund.

As of April 1, 2020, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Balanced Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of April 1, 2020 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	23%
Crabel Capital Management, LLC	8%
Doherty Advisors, LLC (accessed via Galaxy Plus Fund – Doherty Feeder Fund (528) LLC)	8%
FORT, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	14%
H2O AM LLP	3%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	15%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC and Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC))	5%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	15%
Wimmer Horizon, LLP	9%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: April 21, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Balanced Fund,
a Series of Frontier Funds
(Registrant)

Date: April 21, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Balanced Fund, a Series of Frontier Funds

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